Exhibit 10.1
FIRST AMENDMENT
This First Amendment (the “Amendment”) to the Credit Agreement referred to below is dated as of March 6, 2009 and effective in accordance with Section 3 below, by and among DYNCORP INTERNATIONAL INC., a Delaware corporation (“Holdings”), DYNCORP INTERNATIONAL LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the lenders party hereto (collectively, the “Consenting Lenders”) pursuant to an authorization (in the form attached hereto as Exhibit A, each a “Lender Authorization”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.
STATEMENT OF PURPOSE:
The Borrower, the Consenting Lenders, certain other financial institutions and the Administrative Agent are parties to the Credit Agreement dated as of July 28, 2008 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.
Subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Lenders have agreed to grant such requests of the Borrower.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2. Credit Agreement Amendments. The Credit Agreement is hereby amended as follows:
(a) Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the following sentence from the end of the definition of “Excess Cash Flow”:
“Notwithstanding the foregoing, Excess Cash Flow with respect to the Fiscal Year ending April 3, 2009 shall be calculated solely on the basis of the second, third and fourth Fiscal Quarters of such Fiscal Year.”
(b) Excess Cash Flow Mandatory Prepayment. Section 4.4(b)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(v) Excess Cash Flow.
(i) Excess Cash Flow Prepayment. No later than one hundred (100) days after the end of any Fiscal Year (commencing with the Fiscal Year ending on April 3, 2009), the Borrower shall make mandatory principal prepayments of the Loans in the manner set forth in clause (vi) below in an amount equal to the sum of (A) Excess Cash Flow, if any, for such Fiscal Year multiplied by the ECF Percentage less (B) the sum of (1) the aggregate principal amount of all optional prepayments of Revolving Credit Loans made pursuant to Section 2.4(c) during such Fiscal Year solely to the extent that the Revolving Credit Commitment is reduced by a corresponding amount pursuant to Section 2.5(a) and (2) the aggregate principal amount of all optional prepayments of the Term Loans made pursuant to Section 4.4(a) during such Fiscal Year, in each case with respect to the optional prepayments described in the foregoing clauses (1) and (2), solely to the extent that such prepayments are not funded with the incurrence of any Indebtedness. “ECF Percentage” means the percentage set forth in the table below based on the Consolidated Total Leverage Ratio as of the end of the Fiscal Year in respect of which the amount of the mandatory prepayment pursuant to this clause (v)(i) is being calculated:

Consolidated Total Leverage Ratio	ECF Percentage
Greater than or equal to 3.0 to 1.0	50%
Less than 3.0 to 1.0, but greater than or equal to 2.0 to 1.0	25%
Less than 2.0 to 1.0	0%
(ii) Right to Reject Prepayment. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, any Term Loan Lender, at its option, may elect not to accept any mandatory prepayment required pursuant to the foregoing clause (v)(i). Upon receipt by the Administrative Agent of any such mandatory prepayment of Term Loans, the amount of the mandatory prepayment that is available to prepay the Term Loans (the “Prepayment Amount”) shall be deposited with the Administrative Agent and, promptly after the date of such receipt, the Administrative Agent shall give written notice to the Term Loan Lenders of the amount available to prepay the Term Loans and the date on which such prepayment shall be made (the “Prepayment Date”), which date shall be no later than ten (10) days after the date of such receipt. Any Lender declining such prepayment (each, a “Declining Lender”) shall give written notice thereof to the Administrative Agent by 11:00 a.m. two (2) Business Days immediately preceding the Prepayment Date. On the Prepayment Date, an amount equal to that portion of the Prepayment Amount accepted by the Term Loan Lenders other than the Declining Lenders (such accepting Lenders, the “Accepting Lenders”) to prepay Term Loans owing to such Accepting Lenders shall be applied ratably by the Administrative Agent to prepay Term Loans owing to such Accepting Lenders in the manner described in clause (vi) below for such mandatory prepayment. Any amounts that would otherwise have been applied to prepay Term Loans owing to Declining Lenders shall be returned to the Borrower on the Prepayment Date.”
(c) Limitation on Restricted Payments. Section 11.6(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f) so long as no Default or Event of Default has occurred and is continuing or would result from such distribution, the Borrower may declare and make (and each Subsidiary of the Borrower may declare and make to enable the Borrower to do the same) Restricted Payments to Holdings so that Holdings may, and Holdings shall be permitted to, declare and pay dividends to the holders of its Capital Stock and repurchase, redeem or otherwise acquire for value any Capital Stock of Holdings (collectively, the “share repurchases”); provided, that the aggregate amount of all such dividends and share repurchases (after giving effect to such dividends and share repurchase) shall not exceed $25,000,000 in any Fiscal Year less the aggregate amount of all payments, prepayments, redemptions and other acquisitions for value of the Senior Subordinated Notes made pursuant to Section 11.9(b)(D) during such Fiscal Year unless, both immediately prior to and after giving pro forma effect to such dividend or share repurchase, (i) the ratio of (A) the sum of (x) Consolidated Total Indebtedness as of the most recently ended Fiscal Quarter ending on or immediately prior to such dividend or share repurchase for which financial statements are available (such date, the “repurchase calculation date”), minus (y) if, as of the repurchase calculation date, there are no Revolving Credit Loans then outstanding, the amount of unencumbered cash and Cash Equivalents (other than cash and Cash Equivalents encumbered by Liens securing the Obligations hereunder) held by Holdings and its Subsidiaries on such repurchase calculation date to (B) Consolidated EBITDA for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such repurchase calculation date is less than 2.00 to 1.00 and (ii) the amount by which the aggregate Revolving Credit Commitment as of the repurchase calculation date exceeds the Revolving Credit Outstandings as of the repurchase calculation date is greater than $100,000,000;”
(d) Prepayments of Senior Subordinated Notes. Section 11.9(b) of the Credit Agreement is hereby amended by adding the following new clause (D) thereto:
“(D) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, payments, prepayments, redemptions or other acquisitions for value of the Senior Subordinated Notes; provided, that the aggregate principal amount of all such payments, prepayments, redemptions or other acquisitions for value shall not exceed $25,000,000 in any Fiscal Year less the aggregate amount of all dividends and share repurchases made pursuant to Section 11.6(f) during such Fiscal Year unless, both immediately prior to and after giving pro forma effect to such payment, prepayment, redemption or other acquisition, (i) the ratio of (A) the sum of (x) Consolidated Total Indebtedness as of the most recently ended Fiscal Quarter ending on or immediately prior to such payment, prepayment, redemption or acquisition for which financial statements are available (such date, the “calculation date”) minus (y) if, as of the calculation date, there are no Revolving Credit Loans then outstanding, the amount of unencumbered cash and Cash Equivalents (other than cash and Cash Equivalents encumbered by Liens securing the Obligations hereunder) held by Holdings and its Subsidiaries on such calculation date to (B) Consolidated EBITDA for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such calculation date is less than 2.00 to 1.00 and (ii) the amount by which the aggregate Revolving Credit Commitment as of the calculation date exceeds the Revolving Credit Outstandings as of the calculation date is greater than $100,000,000.”
3. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective:
(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent (on behalf of itself and each of the Consenting Lenders by virtue of each Consenting Lender’s execution of a Lender Authorization), Holdings, the Borrower and each of the Subsidiary Guarantors;

(b) the Administrative Agent shall have received executed Lender Authorizations (or, with respect to the Administrative Agent in its capacity as a Lender, an executed counterpart of this Amendment) from the Required Lenders;
(c) the Administrative Agent shall have been paid the fees separately agreed to among Wachovia Capital Markets, LLC, the Administrative Agent and the Borrower;
(d) the Borrower shall have paid to the Administrative Agent (or its applicable affiliates), for the account of each Consenting Lender (including the Administrative Agent in its capacity as a Lender) that executes and delivers this Amendment or a Lender Authorization to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on March 6, 2009, an amendment fee in an amount equal to 12.5 basis points multiplied by the aggregate amount of such Lender’s Revolving Credit Commitment and the aggregate outstanding principal amount of such Lender’s Term Loans; and
(e) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
4. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement, as modified hereby, to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
5. Representations and Warranties/No Default. By their execution hereof, Holdings, the Borrower and each of the Subsidiary Guarantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
(a) after giving effect to the amendments set forth in Section 2 above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true, correct and complete in all respects as of the date hereof;
(b) no Default or Event of Default has occurred or is continuing;

(c) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(d) this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of Holdings, the Borrower and each of the Subsidiary Guarantors, and each such document constitutes the legal, valid and binding obligation of Holdings, the Borrower and each of the Subsidiary Guarantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
6. Reaffirmations. Each Credit Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (as modified hereby), the Holdings Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement (as modified hereby), the Holdings Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party and (c) agrees that the Credit Agreement (as modified hereby), the Holdings Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby reaffirmed.
7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
9. Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

HOLDINGS: DYNCORP INTERNATIONAL INC.
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President, CFO & Treasurer

BORROWER: DYNCORP INTERNATIONAL LLC
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

SUBSIDIARY GUARANTORS: DIV CAPITAL CORPORATION, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

DYNCORP AEROSPACE OPERATIONS LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

[Signature pages continue]
[First Amendment–DynCorp International LLC]

DTS AVIATION SERVICES LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

DYN MARINE SERVICES LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

DYN MARINE SERVICES OF VIRGINIA LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

DYNCORP INTERNATIONAL SERVICES LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

SERVICES INTERNATIONAL LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

[Signature pages continue]
[First Amendment–DynCorp International LLC]

WORLDWIDE HUMANITARIAN SERVICES LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

WORLDWIDE RECRUITING AND STAFFING SERVICES LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Sr. Vice President & CFO

GLOBAL LINGUIST SOLUTIONS LLC, as Subsidiary Guarantor
By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Treasurer

[Signature pages continue]
[First Amendment–DynCorp International LLC]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (on behalf of itself and the Consenting Lenders who have executed a Lender Authorization) and as Issuing Lender, Swingline Lender and a Lender

By:	/s/ Robert Sevin
	Name:	Robert Sevin
	Title:	Director

[First Amendment–DynCorp International LLC]

Exhibit A
Form of Lender Authorization

LENDER AUTHORIZATION
First Amendment to DynCorp International LLC Credit Agreement
March 6, 2009
Wachovia Bank, National Association, as Administrative Agent
NC0680
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Re:
First Amendment (the “Amendment”) dated as of March 6, 2009 to that certain Credit Agreement dated as of July 28, 2008 (as amended, the “Credit Agreement”) by and among DynCorp International Inc. (“Holdings”), DynCorp International LLC (the “Borrower”), the banks and financial institutions party thereto, as lenders (the “Lenders”), and Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”)

This Authorization acknowledges our receipt and review of the execution copy of the Amendment in the form posted on SyndTrak Online. By executing this Authorization, we hereby approve the Amendment and authorize the Administrative Agent to execute and deliver the Amendment on our behalf.
Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Amendment and the other Loan Documents (as defined in the Credit Agreement) to which Lenders are parties and shall have the rights and obligations of a Lender (as defined in the Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender”, under each such agreement. In furtherance of the foregoing, each financial institution executing this Authorization agrees to execute any additional documents reasonably requested by the Administrative Agent to evidence such financial institution’s rights and obligations under the Credit Agreement.
A facsimile, telecopy, pdf or other reproduction of this Authorization may be executed by one or more parties hereto, and an executed copy of this Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Insert name of applicable financial institution]
By:
Name:
Title: